To:
Date:
Sub:

         1.  MANAGEMENT BONUS PROGRAM
         This bonus plan will become effective based upon EBITDA growth as illustrated in the chart below.

         NAME
         SALARY
         PLAN                                     A-F
         GENERAL BONUS                         YES OR NO

                 Estimated       EBITDA         % Growth       Bonus (in %)      Bonus
                Sales Level   $12,800k-'96     EBITDA adj     at 100% Goals      Amount
                -----------   ------------     ----------     -------------      ------
                $80,000,000    $14,080,000       110.0%
Stephens Plan   $80,500,000    $14,592,000       114.0%
                $81,012,000    $14,848,000       116.0%
                $81,524,000    $15,104,000       118.0%
                $82,036,000    $15,360,000       120.0%
                $82,548,000    $15,616,000       122.0%
                $83,060,000    $15,872,000       124.0%
Internal Plan   $84,000,000    $16,128,000       126.0%
                $85,280,000    $16,640,000       130.0%
                $86,080,000    $16,960,000       132.5%
                $86,880,000    $17,280,000       135.0%
                $87,680,000    $17,600,000       137.5%
                $88,480,000    $17,920,000       140.0%

                                            MAXIMUM BONUS AMOUNT INDICATED ABOVE.
                             1995 EBITDA
                             $12,800,000


         2.  ALL EMPLOYEE BONUS PROGRAM
         You may also be eligible to participate in the All Employee Bonus Pool. Please see "General Bonus" above. A "Yes" indicates your eligibility to participate in the Management Bonus Pool and the All Employee Bonus Pool.

         3.  PAYMENT CONDITIONS
         Employees must be on payroll as of December 31, 1997 in order to be awarded any bonuses earned (both the Management and All Employee Bonus
         Plans).   However, should an employee be terminated for gross
         misconduct between January 1, 1998 and the time of the bonus distribution, Power-One reserves the right not to pay any portion of either bonus pool to the ex employee.

         Employees who are hired during 1997 (and employed through the end of 1997) will receive a pro-rated portion of the available bonus, based upon their hire date.

         4.  HOW WILL YOUR BONUS BE CALCULATED?
         You are eligible to receive up to the amount indicated in the chart above, based upon your individual job performance and achievement of goals (as indicated in your 1997 review and any goals assigned to you during 1998).

         5.  PAYMENT SCHEDULE
         Bonuses will be paid toward the end of the first Quarter 1998, or as soon as the 1997 year-end audit is completed and the year end profit figures are available.

         6.  CHANGES TO THIS AGREEMENT
         The Board of Directors reserves the right to adjust these profit levels in the event of significant changes in the company's debt/financing or capital structure.

         Any modification or amendment to this agreement will be in writing and contain the signatures of both the employee and an Officer of Power-One. No other document can supersede the Management Incentive Bonus which has been written and agreed to. No verbal contracts will be made or honored.


         ------------------       -----------------
         Employee Signature       Officer Signature


                          MANAGER AND EXEC BONUS PLAN

                 Estimated       EBITDA      % Growth      Scale from   Potential Plan A   Potential Plan B  Potential Plan C
                Sales Level   $12,800K-'96   EBITDA adj       100%       at 100% Goals      at 100% Goals     at 100% Goals
                -----------   ------------   ----------    ----------    -------------      -------------    ----------------

                $80,000,000    $14,080,000     110.0%           0%               $0             0.0%                0.0%
STEPHENS PLAN   $80,500,000    $14,592,000     114.0%          50%           $5,000             2.5%               10.0%
                $81,012,000    $14,848,000     116.0%          60%           $6,000             3.0%               12.0%
                $81,524,000    $15,104,000     118.0%          70%           $7,000             3.5%               14.0%
                $82,036,000    $15,360,000     120.0%          80%           $8,000             4.0%               16.0%
                $82,548,000    $15,616,000     122.0%          90%           $9,000             4.5%               18.0%
                $83,060,000    $15,872,000     124.0%          95%           $9,500             4.8%               19.0%
INTERNAL PLAN   $84,000,000    $16,128,000     126.0%         100%          $10,000             5.0%               20.0%
                $85,280,000    $16,640,000     130.0%         105%          $10,500             5.3%               21.0%
                $86,080,000    $16,960,000     132.5%         110%          $11,000             5.5%               22.0%
                $86,880,000    $17,280,000     135.0%         115%          $11,500             5.8%               23.0%
                $87,680,000    $17,600,000     137.5%         120%          $12,000             6.0%               24.0%
                $88,480,000    $17,920,000     140.0%         125%          $12,500             6.3%               25.0%





                                                                            $10,000             5.0%               20.0%

                                1995 EBITA
                               $12,800,000


                   Potential Plan D    Potential Plan E    Potential Plan F    Potential Plan G
                     at 100% Goals     at 100% Goals       at 100% Goals       at 100% Goals       totals
                   ----------------    ----------------    ----------------    ----------------    ------

                         0.0%                0.0%                0.0%                0.0%                 $0
STEPHENS PLAN           12.5%               20.0%               25.0%                0.0%                 $0
                        15.0%               24.0%               30.0%                0.0%                 $0
                        17.5%               28.0%               35.0%                0.0%                 $0
                        20.0%               32.0%               40.0%                0.0%                 $0
                        22.5%               36.0%               45.0%                0.0%                 $0
                        23.8%               38.0%               47.5%                0.0%                 $0
INTERNAL PLAN           25.0%               40.0%               50.0%                0.0%                 $0
                        26.3%               42.0%               52.5%                0.0%                 $0
                        27.5%               44.0%               55.0%                0.0%                 $0
                        28.8%               46.0%               57.5%                0.0%                 $0
                        30.0%               48.0%               60.0%                0.0%                 $0
                        31.3%               50.0%               62.5%                0.0%                 $0




                        25.0%               40.0%               50.0%                       $0


